June 20, 2017

SPIRIT OF AMERICA INVESTMENT FUND, INC.

Spirit of America Real Estate Income and Growth Fund

Class A Shares – TICKER: SOAAX

Class C Shares – TICKER: SACRX

Spirit of America Large Cap Value Fund

Class A Shares – TICKER: SOAVX

Class C Shares – TICKER: SACVX

Spirit of America Municipal Tax Free Bond Fund

Class A Shares – TICKER: SOAMX

Class C Shares – TICKER: SACFX

Spirit of America Income Fund

Class A Shares – TICKER: SOAIX

Class C Shares – TICKER: SACTX

Spirit of America Income & Opportunity Fund

Class A Shares – TICKER: SOAOX

Class C Shares – TICKER: SACOX

Each a Series of Spirit of America Investment Fund, Inc.

Supplement to the Summary Prospectuses, Prospectus and Statement of Additional Information, Each Dated May 1, 2017

Effective immediately, please add the following sub-section “Other Payments” after the sub-section titled “Waiver of Deferred Sales Charge – Class C Shares” in the section titled “Distribution Arrangements” on pages 63 and 64 of the Funds’ Prospectus:

Other Payments.    Class A Shares of the Funds may pay fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to shareholders whose shares are held of record in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may be platform access fees, fees based on the number of subaccounts serviced or fees based on average net assets held in a Fund for Class A Shares. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than other types of sales charges.

The Distributor may make payments to intermediaries on the assets of each Fund’s Class A Shares serviced and maintained by the intermediary. These amounts are subject to change. Receipt of, or the prospect of receiving, this compensation may influence the intermediary’s recommendation of a Fund or availability of a Fund through the intermediary.

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Further Information

For further information, please contact the Funds at 1-516-390-5565 or the Transfer Agent at 1-800-452-4892. You may also obtain additional copies of the Funds’ Summary Prospectus(es), Prospectus and Statement of Additional Information, free of charge, by writing to the Funds c/o Ultimus Asset Services, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Funds at 1-516-390-5565, by sending an e-mail request to info@soafunds.com or by visiting the Funds’ website at www.SOAFunds.com.

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